Exhibit 99.2

Equity One, Inc.
Supplemental Information Package

December 31, 2010

Equity One, Inc.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664   Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
December 31, 2010
(unaudited)

TABLE OF CONTENTS

Page
Overview
Analyst Coverage	3
Disclosures	4
Summary Financial Results and Ratios	5

Assets, Liabilities, and Equity
Condensed Consolidated Balance Sheets	6
Market Capitalization	7
Debt Summary	8
Consolidated Debt Maturity Schedule	9

Income, EBITDA, and FFO
Condensed Consolidated Statements of Income	10
Pro Forma Financial Information for Discontinued Operations	11-12
Net Operating Income	13
EBITDA	14
Consolidated Statements of Funds from Operations	15
Additional Disclosures	16

Leasing Data
Tenant Concentration - Top Twenty Tenants	17
Recent Leasing Activity	18
Shopping Center Lease Expiration Schedule - All Tenants, Anchors, Shops	19-21
Shopping Center Lease Expiration Graph	22

Property Data
Annual Minimum Rent of Operating Properties by Metro/Region Breakout	23
Property Status Report	24-32
Real Estate Acquisitions and Dispositions	33
Real Estate Developments and Redevelopments	34

Debt Schedule Detail
Consolidated Debt Summary - Property Mortgage Detail	35-36
Consolidated Debt Summary - Unsecured Notes, Lines of Credit, and Total	37

Joint Venture Supplemental Data	38-45

EQUITY ONE, INC
ANALYST COVERAGE
As of December 31, 2010

Barclays Capital	Ross Smotrich	(212) 526-2306
	Ryan Bennett	(212) 526-5309

BMO Capital Markets	Paul Adornato	(212) 885-4170

Citigroup Global Markets	Michael Bilerman	(212) 816-1383
	Quentin Velleley	(212) 816-6981

Cowen & Company	James Sullivan	(646) 562-1380

Credit Suisse	Andrew Rosivach	(415) 249-7942

Deutsche Bank	Vin Chao	(212) 250-6799

Green Street Advisors	Laura Clark	(949) 640-8780

ISI Group	Steve Sakwa	(212) 446-9462
	Samit Parikh	(212) 888-3796

JP Morgan Securities Inc.	Michael W. Mueller, CFA	(212) 622-6689
	Joseph Dazio	(212) 622-6416

Keefe, Bruyette & Woods	Benjamin Yang	(415) 591-1631

Macquarie Capital (USA) Inc.	Ki Bin Kim	(212) 231-6386

Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640

Morgan Stanley	Paul Morgan	(212) 761-8576

Raymond James & Assoc.	Paul D. Puryear	(727) 567-2253
	R.J. Milligan	(727) 567-2660

Royal Bank of Canada	Richard Moore	(440) 715-2646
	Wes Golladay	(440) 715-2650

Stifel, Nicolaus & Co., Inc.	Nathan Isbee	(443) 224-1346

Miller Tabak	Tom Mitchell	(212) 370-0040 x8163

UBS	Ross Nussbaum	(212) 713-2484

Wells Fargo	Jeffrey Donnelly	(617) 603-4262

EQUITY ONE, INC.
DISCLOSURES
As of December 31, 2010

Forward Looking Statements

Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws.  Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved.  Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Georgia, Massachusetts and the other states in which Equity One owns properties; the continuing financial success of Equity One's current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant space; the effects of natural, man-made, and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One's filings with the Securities and Exchange Commission.

Basis of Presentation

The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company's Form 10-K for the year ended December 31, 2009 and Form 10-Q for the period ended September 30, 2010 and the subsequent filing of Form 10-K for the year ended December 31, 2010 should be read in conjunction with this Supplemental Information Package.The results of operations of any property acquired are included in our financial statements since the date of its acquisition.

EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, gain (loss) on debt extinguishment, gain (loss) on sale of securities, and impairment of real estate.  Given the nature of the Company's business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.

EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity.  Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA.  Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company's financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure

We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, "Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves."  FFO, as defined by NAREIT, is "net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis."

We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure.  Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs.  FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cash flow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC.
SUMMARY FINANCIAL RESULTS AND RATIOS
For the three and twelve months ended December 31, 2010 and 2009 (unaudited)
(in thousands, except per share data)

	For the three months ended		For the twelve months ended
	Dec 31, 2010	Dec 31, 2009	Dec 31, 2010	Dec 31, 2009
Summary Financial Results
Total revenues*	$72,406	$68,280	$285,359	$272,293
EBITDA (see page 14)	46,525	42,759	177,706	178,737
Property net operating income	53,768	47,947	204,972	192,499
General & administrative expenses (G&A)* - Adjusted (1)	8,353	8,318	32,395	32,053

Net income attributable to Equity One	$8,309	$9,306	$25,112	$83,817
Net income per diluted share	0.09	0.10	0.27	0.98

Funds from operations (FFO)	$25,803	$24,573	$92,025	$142,983
FFO per diluted share	0.27	0.28	1.00	1.71

Total dividends paid per share	$0.22	$0.22	$0.88	$1.12

Weighted average diluted shares	94,581	86,616	91,710	83,857

Summary Operating and Financial Ratios
Core shopping center portfolio occupancy at end of period (see pages 24-32)	90.3%	90.3%	90.3%	90.3%
Same-property shopping center portfolio occupancy at end of period	90.1%	90.4%	90.1%	90.4%
Same-property NOI growth - cash basis (see page 13)	3.0%	-2.0%	-0.5%	-3.0%
NOI margin (see page 13)	74.7%	70.6%	72.2%	71.1%
Expense recovery ratio*	77.1%	73.2%	76.6%	74.3%
New, renewal and option rent spread - cash basis (see page 18)	-3.6%	-5.3%	N/A	N/A
Adjusted G&A expense to total revenues (1)	11.7%	12.2%	11.4%	11.8%
Net debt to total market capitalization (see page 7)	38.8%	46.0%	38.8%	46.0%
Net debt to Adjusted EBITDA (see page 14)	6.4	7.0	6.7	6.7
Adjusted EBITDA to interest expense* (see page 14)	2.4	2.4	2.3	2.4
Adjusted EBITDA to fixed charges* (see page 14)	2.0	2.0	1.9	2.0

Notes

*	The indicated line item includes amounts reported in discontinued operations.
(1)
G&A expense for the three and twelve months ended December 31, 2010 deducts $2.0 million and $8.8 million, respectively, for external costs associated with acquired properties and acquisition related expenses during the period, as well as depreciation & amortization amounts included in G&A. G&A expense for the three and twelve months ended December 31, 2009 deducts $1.3 and $2.7 million, respectively, for external costs associated with acquired properties and acquisition related expenses during the period, as well as depreciation & amortization amounts included in G&A. G&A expense for the three and twelve months ended December 31, 2010 deducts $3K and $183K in severance costs, respectively, and for the twelve month period ended December 31, 2009 deducts $3.3 million in severance costs.

EQUITY ONE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
As of December 31, 2010 (unaudited) and December 31, 2009 and 2008
(in thousands)

	Dec 31, 2010	Dec 31, 2009	Dec 31, 2008
Assets
Properties:
Income producing	$2,643,871	$2,433,431	$1,900,513
Less: accumulated depreciation	(288,613)	(240,172)	(196,151)
Income producing properties, net	2,355,258	2,193,259	1,704,362
Construction in progress and land held for development	74,870	68,866	74,371
Properties, net	2,430,128	2,262,125	1,778,733

Cash and cash equivalents	38,333	47,970	5,355
Accounts and other receivables, net	15,181	9,806	12,209
Investments in and advances to unconsolidated joint ventures	59,736	11,524	11,745
Securities	-	820	160,585
Goodwill	10,790	11,477	11,845
Other assets	127,696	108,598	55,791

Total Assets	$2,681,864	$2,452,320	$2,036,263

Liabilities and stockholders' equity
Liabilities:
Mortgage notes payable	$533,660	$551,647	$371,077
Unsecured revolving credit facilities	-	-	35,500
Unsecured senior notes payable	691,136	691,136	657,913
Total debt	1,224,796	1,242,783	1,064,490
Unamortized/unaccreted (discount) premium on notes payable, net	(21,923)	(25,892)	5,225
Total notes payable	1,202,873	1,216,891	1,069,715

Accounts payable and other liabilities	138,763	96,668	54,652
Deferred tax liabilities, net	46,523	50,059	1,409
Total liabilities	1,388,159	1,363,618	1,125,776

Redeemable noncontrolling interests	3,864	989	989

Total stockholders' equity of Equity One, Inc.	1,285,907	1,064,535	909,498

Noncontrolling interests	3,934	23,178	-

Total Liabilities and Stockholders' Equity	$2,681,864	$2,452,320	$2,036,263

EQUITY ONE, INC.
MARKET CAPITALIZATION
As of December 31, 2010 and December 31, 2009 and 2008 (unaudited)
(in thousands, except per share data)

	Dec 31, 2010	Dec 31, 2009	Dec 31, 2008

Closing market price of common stock	$18.18	$16.17	$17.70

Common stock shares
Basic common shares	102,326.818	86,131.037	76,198.420
Diluted common shares
Unvested restricted common shares	149.980	47.993	29.360
DownREIT units (convertible into shares)	93.656	93.656	93.656
Common stock options (treasury method, closing price)	124.506	79.656	23.178
Long term incentive plan performance awards	356.516	-	-
Shares for DIM Vastgoed contingent consideration	-	516.019	-
Diluted common shares	103,051.476	86,868.361	76,344.614

Equity market capitalization	$1,873,476	$1,404,661	$1,351,300

Total debt (excluding unamortized/unaccreted premium/(discount))	$1,224,796	$1,242,783	$1,064,490
Cash and equivalents	(38,333)	(47,970)	(5,355)
Net debt	1,186,463	1,194,813	1,059,135
Equity market capitalization	1,873,476	1,404,661	1,351,300
Total market capitalization	$3,059,939	$2,599,474	$2,410,435

Net debt to total market capitalization at current market price	38.8%	46.0%	43.9%

Net debt to total market capitalization at constant share price of $16.17	41.6%	46.0%	46.2%

Gross real estate and securities investments	$2,718,741	$2,503,117	$2,135,469

Net debt to gross real estate and securities investments	43.6%	47.7%	49.6%

EQUITY ONE, INC.
DEBT SUMMARY
As of December 31, 2010 and December 31, 2009 and 2008 (unaudited)
(in thousands)

	Dec 31, 2010	Dec 31, 2009	Dec 31, 2008

Fixed rate debt	$1,224,796	$1,242,783	$928,041
Fixed rate debt - swapped to variable rate	-	-	100,949
Variable rate debt - unhedged	-	-	35,500
Total debt*	$1,224,796	$1,242,783	$1,064,490

% Fixed rate debt	100.0%	100.0%	87.2%
% Fixed rate debt - swapped to variable rate	0.0%	0.0%	9.5%
% Variable rate debt - unhedged	0.0%	0.0%	3.3%
Total	100.0%	100.0%	100.0%

% Variable rate debt - total	0.0%	0.0%	12.8%

Secured mortgage debt	$533,660	$551,647	$371,077
Unsecured debt	691,136	691,136	693,413
Total debt*	$1,224,796	$1,242,783	$1,064,490

% Secured mortgage debt	43.6%	44.4%	34.9%
% Unsecured debt	56.4%	55.6%	65.1%
Total	100.0%	100.0%	100.0%

Total market capitalization (from page 7)	$3,059,939	$2,599,474	$2,410,435

% Secured mortgage debt	17.4%	21.2%	15.4%
% Unsecured debt	22.6%	26.6%	28.8%
Total debt : Total market capitalization	40.0%	47.8%	44.2%

Weighted-average interest rate on secured mortgage debt*(1)	6.3%	6.6%	7.2%
Weighted-average interest rate on senior unsecured notes*(1)	6.1%	6.1%	5.7%
Weighted-average interest rate on total debt*(1)	6.1%	6.3%	6.3%
Interest rate on revolving credit facilities	N/A	N/A	2.1%

Weighted-average maturity on mortgage debt*	4.5 years	4.7 years	5.0 years
Weighted-average maturity on senior unsecured notes*	5.2 years	6.2 years	6.5 years
Weighted-average maturity on total debt*	5.2 years	5.5 years	5.9 years

*	Excluding unamortized/unaccreted premium/(discount)
(1)	Weighted average interest rates are calculated based on term to maturity and include scheduled principal amortization.

EQUITY ONE, INC.
CONSOLIDATED DEBT MATURITY SCHEDULE
As of December 31, 2010 (unaudited)
(in thousands)

	Secured Debt		Unsecured Debt		Premium/(Discount)		Weighted average
Maturity schedule by year	Scheduled amortization	Balloon payments	Revolving Credit Facilities	Senior Notes	Scheduled Amortization	Total	interest rate at maturity	Percent of debt maturing

2011	$13,757	$65,579	$-	-	$(3,086)	$76,250	7.2%	6.3%
2012	12,953	44,478	-	10,000	(4,032)	$63,399	7.0%	5.3%
2013	12,281	69,185	-	-	(4,888)	$76,578	6.2%	6.4%
2014	11,032	24,820	-	250,000	(5,475)	$280,377	6.2%	23.3%
2015	8,282	81,565	-	107,505	(3,755)	$193,597	5.3%	16.1%
2016	6,511	51,489	-	105,230	(1,303)	$161,927	6.0%	13.5%
2017	5,933	17,242	-	218,401	(118)	$241,458	6.1%	20.1%
2018	5,828	56,623	-	-	197	$62,648	6.3%	5.2%
2019	4,675	5,157	-	-	154	$9,986	7.0%	0.8%
Thereafter	27,962	8,308	-	-	383	$36,653	7.8%	3.0%
Total	$109,214	$424,446	$-	$691,136	$(21,923)	$1,202,873	6.1%	100.0%

EQUITY ONE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
For the three and twelve months ended December 31, 2010 and 2009 (unaudited)
(in thousands, except per share amounts)

	Three months ended		Percent	Twelve months ended		Percent
	Dec 31, 2010	Dec 31, 2009	Change	Dec 31, 2010	Dec 31, 2009	Change
REVENUE:
Minimum rent	$57,776	$53,066		$221,632	$209,857
Expense recoveries	14,037	14,615		60,350	57,961
Percentage rent	151	163		1,685	1,679
Management and leasing services	432	359		1,557	1,675
Total revenue	72,396	68,203	6.1%	285,224	271,172	5.2%

COSTS AND EXPENSES:
Property operating	18,206	19,969		78,852	78,070
Rental property depreciation and amortization	17,307	16,547		67,339	62,122
General and administrative	10,465	9,815		42,041	38,835
Total costs and expenses	45,978	46,331	-0.8%	188,232	179,027	5.1%

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	26,418	21,872		96,992	92,145

OTHER INCOME AND EXPENSE:
Investment income	250	120		937	10,155
Equity in income (loss) in unconsolidated joint ventures	31	(51)		(116)	(88)
Other income	443	93		648	1,503
Interest expense	(19,562)	(18,026)		(77,922)	(73,450)
Gain on sale of real estate	-	-		254	-
(Loss) gain on extinguishment of debt	-	(50)		63	12,345
Gain on acquisition of controlling interest in subsidiary	-	635		-	27,501
Amortization of deferred financing fees	(545)	(385)		(1,924)	(1,520)
Impairment loss	(652)	(369)		(687)	(369)
INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS
Income tax benefit of taxable REIT subsidiaries	1,081	2,755		3,765	5,017
INCOME FROM CONTINUING OPERATIONS	7,464	6,594	13.2%	22,010	73,239	-69.9%

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	10	69		152	1,009
Gain on disposal of income producing properties	799	1,754		2,257	7,127
INCOME FROM DISCONTINUED OPERATIONS	809	1,823		2,409	8,136

NET INCOME	8,273	8,417	-1.7%	24,419	81,375	-70.0%
Net loss attributable to noncontrolling interest	36	889		693	2,442
NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$8,309	$9,306		$25,112	$83,817

EARNINGS PER COMMON SHARE - BASIC:
Continuing operations	$0.08	$0.09		$0.24	$0.90
Discontinued operations	0.01	0.02		0.03	0.10
NET INCOME	$0.09	$0.11	-18.2%	$0.27	$1.00	-73.0%

EARNINGS PER COMMON SHARE - DILUTED:
Continuing operations	$0.08	$0.08		$0.24	$0.89
Discontinued operations	0.01	0.02		0.03	0.10
NET INCOME	$0.09	$0.10	-10.0%	$0.27	$0.98	-72.4%

Weighted average shares outstanding
Basic	94,034	86,006		91,536	83,290
Diluted	94,581	86,616		91,710	83,857

Note:  Diluted EPS for the twelve months ended December 31, 2009 does not foot due to the rounding of the individual calculations.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the three and twelve months ended December 31, 2010 (unaudited)
(in thousands)

	Three months ended December 31, 2010			Twelve months ended December 31, 2010
	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops
REVENUE:
Minimum rent	$57,776	$10	$57,786	$221,632	$131	$221,763
Expense recoveries	14,037	-	14,037	60,350	4	60,354
Percentage rent	151	-	151	1,685	-	1,685
Management and leasing services	432	-	432	1,557	-	1,557
Total revenue	72,396	10	72,406	285,224	135	285,359

COSTS AND EXPENSES:
Property operating	18,206	-	18,206	78,852	(22)	78,830
Rental property depreciation and amortization	17,307	-	17,307	67,339	5	67,344
General and administrative	10,465	-	10,465	42,041	-	42,041
Total costs and expenses	45,978	-	45,978	188,232	(17)	188,215

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	26,418	10	26,428	96,992	152	97,144

OTHER INCOME AND EXPENSE:
Investment income	250	-	250	937	-	937
Equity in income (loss) in unconsolidated joint ventures	31	-	31	(116)	-	(116)
Other income	443	-	443	648	-	648
Interest expense	(19,562)	-	(19,562)	(77,922)	-	(77,922)
Gain on sale of real estate	-	799	799	254	2,257	2,511
Gain on extinguishment of debt	-	-	-	63	-	63
Amortization of deferred financing fees	(545)	-	(545)	(1,924)	-	(1,924)
Impairment loss	(652)	-	(652)	(687)	-	(687)
INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	6,383	809	7,192	18,245	2,409	20,654
Income tax benefit of taxable REIT subsidiaries	1,081	-	1,081	3,765	-	3,765
INCOME FROM CONTINUING OPERATIONS	7,464	809	8,273	22,010	2,409	24,419

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	10	(10)	-	152	(152)	-
Gain on disposal of income producing properties	799	(799)	-	2,257	(2,257)	-
INCOME FROM DISCONTINUED OPERATIONS	809	(809)	-	2,409	(2,409)	-

Net loss attributable to noncontrolling interest	36	-	36	693	-	693

NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$8,309	$-	$8,309	$25,112	$-	$25,112

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the three and twelve months ended December 31, 2009 (unaudited)
(in thousands)

	Three months ended December 31, 2009			Twelve months ended December 31, 2009
	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops
REVENUE:
Minimum rent	$53,066	$72	$53,138	$209,857	$1,016	$210,873
Expense recoveries	14,615	5	14,620	57,961	105	58,066
Percentage rent	163	-	163	1,679	-	1,679
Management and leasing services	359	-	359	1,675	-	1,675
Total revenue	68,203	77	68,280	271,172	1,121	272,293

COSTS AND EXPENSES:
Property operating	19,969	5	19,974	78,070	49	78,119
Rental property depreciation and amortization	16,547	3	16,550	62,122	63	62,185
General and administrative	9,815	-	9,815	38,835	-	38,835
Total costs and expenses	46,331	8	46,339	179,027	112	179,139

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	21,872	69	21,941	92,145	1,009	93,154

OTHER INCOME AND EXPENSE:
Investment income	120	-	120	10,155	-	10,155
Equity in loss in unconsolidated joint ventures	(51)	-	(51)	(88)	-	(88)
Other income	93	-	93	1,503	-	1,503
Interest expense	(18,026)	-	(18,026)	(73,450)	-	(73,450)
Gain on sale of real estate	-	1,754	1,754	-	7,127	7,127
(Loss) gain on extinguishment of debt	(50)	-	(50)	12,345	-	12,345
Gain on acquisition of noncontrolling interest in subsidiary	635	-	635	27,501	-	27,501
Amortization of deferred financing fees	(385)	-	(385)	(1,520)	-	(1,520)
Impairment loss	(369)	-	(369)	(369)	-	(369)
INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	3,839	1,832	5,662	68,222	8,136	76,358
Income tax benefit of taxable REIT subsidiaries	2,755	-	2,755	5,017	-	5,017
INCOME FROM CONTINUING OPERATIONS	6,594	1,823	8,417	73,239	8,136	81,375

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	69	(69)	-	1,009	(1,009)	-
Gain on disposal of income producing properties	1,754	(1,754)	-	7,127	(7,127)	-
INCOME FROM DISCONTINUED OPERATIONS	1,823	(1,823)	-	8,136	(8,136)	-

Net loss attributable to noncontrolling interest	889	-	889	2,442	-	2,442

NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$9,306	$-	$9,306	$83,817	$-	$83,817

EQUITY ONE, INC.
NET OPERATING INCOME
For the three and twelve months ended December 31, 2010 and 2009 (unaudited)
(in thousands)

	Three months ended		Percent	Twelve months ended		Percent
	Dec 31, 2010	Dec 31, 2009	Change	Dec 31, 2010	Dec 31, 2009	Change

Total net operating income (1)
Total rental revenue	$71,974	$67,921	6.0%	$283,802	$270,618	4.9%
Property operating expenses	18,206	19,974	(8.9%)	78,830	78,119	0.9%
Net operating income	$53,768	$47,947	12.1%	$204,972	$192,499	6.5%

NOI margin (NOI / Total rental revenue)	74.7%	70.6%		72.2%	71.1%

Same-property NOI (2)
Total rental revenue	$51,732	$52,929	(2.3%)	$211,411	$216,696	(2.4%)
Property operating expenses (3)	14,673	16,940	(13.4%)	65,533	70,089	(6.5%)
Net operating income	$37,059	$35,989	3.0%	$145,878	$146,607	(0.5%)

Growth in same property NOI	3.0%			(0.5%)

Number of properties included in analysis (4)	145			145

(1)	Amounts included in discontinued operations have been included for purposes of this presentation of net operating income.
(2)	Retail centers only. Excludes the effects of straight-line rent, above/below market rents, lease termination fees, and prior year expense recovery adjustments, if any.
(3)	Property operating expenses include intercompany management fee expense.
(4)
The same-property pool includes only those properties that were owned and operated for the entirety of both periods being compared and excludes developments and redevelopments, joint venture properties, and any properties purchased or sold during the periods being compared.

EQUITY ONE, INC.
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION (EBITDA)
For the three and twelve months ended December 31, 2010 and 2009 (unaudited)
(in thousands)

	Three months ended		Twelve months ended
	Dec 31, 2010	Dec 31, 2009	Dec 31, 2010	Dec 31, 2009

Net income attributable to Equity One, Inc.	$8,309	$9,306	$25,112	$83,817
Rental property depreciation and amortization*	17,307	16,550	67,344	62,185
Other depreciation and amortization	147	201	645	827
Interest expense*	19,562	18,026	77,922	73,450
Amortization of deferred financing fees*	545	385	1,924	1,520
Loss (gain) on extinguishment of debt	-	50	(63)	(12,345)
Acquisition costs(1)	1,962	1,296	8,818	2,655
Impairment loss	652	369	687	369
(Gain) loss on sale of depreciable real estate	-	(85)	-	1,673
Income tax benefit of taxable REIT subsidiaries	(1,081)	(2,755)	(3,765)	(5,017)
Gain on acquisition of controlling interest in subsidiary	-	(635)	-	(27,501)
Gain on sale of investment in equity securities	(195)	-	(562)	(6,284)
Insurance settlement	(505)	-	(505)	-
Severance costs	3	-	183	3,300
Equity in (income) loss in unconsolidated joint ventures	(31)	51	116	88
Adjusted EBITDA	$46,625	$42,759	$177,856	$178,737

Interest expense*	$19,562	$18,026	$77,922	$73,450

Adjusted EBITDA to interest expense*	2.4	2.4	2.3	2.4

Fixed charges
Interest expense*	$19,562	$18,026	$77,922	$73,450
Scheduled principal amortization (2)	3,396	3,469	13,703	13,761
Total fixed charges	$22,958	$21,495	$91,625	$87,211

Adjusted EBITDA to fixed charges*	2.0	2.0	1.9	2.0

Net debt to Adjusted EBITDA (3)	6.4	7.0	6.7	6.7

Total market capitalization (see page 7)	$3,059,939	$2,599,474	$3,059,939	$2,599,474

*	The indicated line item includes amounts reported in discontinued operations.
(1)	Amounts include external costs associated with acquired properties and acquisition related expenses during the period.
(2)	Excludes balloon payments upon maturity.
(3)	Adjusted EBITDA for the period has been annualized.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the three and twelve months ended December 31, 2010 and 2009 (unaudited)
(in thousands, except per share data)

	Three months ended		Twelve months ended
	Dec 31, 2010	Dec 31, 2009	Dec 31, 2010	Dec 31, 2009

Net income attributable to Equity One, Inc.	$8,309	$9,306	$25,112	$83,817
Adjustments:
Rental property depreciation and amortization, including discontinued operations, net of noncontrolling interest	17,215	$14,975	65,735	56,057
(Gain) loss on disposal of depreciable real estate	$-	$(85)	-	1,673
Pro rata share of real estate depreciation from unconsolidated JV's	$279	$377	1,178	1,436
Funds from operations	$25,803	$24,573	$92,025	$142,983

Earnings per diluted share attributable to Equity One, Inc.	$0.09	$0.10	$0.27	$0.98
Adjustments:
Rental property depreciation and amortization, including discontinued operations, net of noncontrolling interest	0.18	0.17	0.72	0.67
Loss on disposal of depreciable real estate	-	-	-	0.02
Pro rata share of real estate depreciation from unconsolidated JV's	-	-	0.01	0.02
Net adjustment for unvested shares and noncontrolling interest(1)	-	0.01	-	0.02
Funds from operations per diluted share	$0.27	$0.28	$1.00	$1.71

Weighted average diluted shares	94,581	86,616	91,710	83,857

(1)   Includes net effect of: (a) an adjustment for unvested awards of share-based payments with rights to receive dividends or dividend equivalents; (b) an adjustment related to the share issuance in the first quarter of 2010 pursuant to the DIM exchange agreement; and (c) an adjustment to compensate for rounding of the individual calculations.

EQUITY ONE, INC.
ADDITIONAL DISCLOSURES
For the three and twelve months ended December 31, 2010 and 2009 (unaudited)
(in thousands)

	Three months ended		Twelve months ended
	Dec 31, 2010	Dec 31, 2009	Dec 31, 2010	Dec 31, 2009
Certain non-cash items:
Amortization of deferred financing fees	$545	$385	$1,924	$1,503
Accretion of below market lease intangibles	(2,089)	(2,143)	(7,669)	(6,775)
Share-based compensation expense	1,725	1,699	6,551	7,911
Straight line rent	(639)	169	(2,233)	(1,383)
Capitalized interest	(576)	(426)	(2,244)	(1,430)
Amortization of discount on notes payable, net	656	586	2,817	2,224

Certain capital expenditures:
Tenant improvements	$(2,375)	$(4,617)	$(9,478)	$(13,414)
Leasing commissions and costs	(1,383)	(1,829)	(4,775)	(6,081)
Total tenant improvements and leasing costs	$(3,758)	$(6,446)	$(14,253)	$(19,495)

	Dec 31, 2010	Dec 31, 2009
Other assets and liabilities:
Lease intangibles, net	$60,603	$53,526
Lease commissions, net	23,124	19,619
Straight-line rent receivable, net	17,186	15,034
Deposits and mortgage escrow	17,964	10,642
Prepaid expenses	1,413	1,125
Deferred financing costs, net	5,998	6,963
Furniture and fixtures, net	1,408	1,689
Total other assets	$127,696	$108,598

Above/below market rents, net	$90,428	49,922
Prepaid rent and deferred income	6,543	4,315
Accounts payable and other	41,792	42,431
Total accounts payable and other liabilities	$138,763	$96,668

Liquidity as of 12/31/10:
Cash and Cash Equivalents	$38,333
Marketable Securities	-
Available under Lines of Credit	336,109
Total Available Funds	$374,442

EQUITY ONE, INC.
TENANT CONCENTRATION SCHEDULE - TOP TWENTY TENANTS
CONSOLIDATED PROPERTIES
As of December 31, 2010 (unaudited)

Tenant	Number of stores	Credit Rating S&P/Moody's(1)	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot (2)	Average remaining term of AMR (3)

Top twenty tenants
Publix	67	NA	2,946,030	15.1%	$24,329,631	11.3%	$8.26	7.9
Supervalu	6	B+ / B1	398,625	2.0%	8,681,248	4.0%	21.78	6.2
Kroger	15	BBB / Baa2	845,602	4.3%	6,641,076	3.1%	7.85	6.6
TJ Maxx Companies	11	A / A3	347,401	1.8%	4,182,887	1.9%	12.04	3.3
Bed, Bath & Beyond	8	BBB / NA	267,761	1.4%	3,250,935	1.5%	12.14	4.1
LA Fitness	4	NA	196,235	1.0%	3,087,362	1.4%	15.73	9.0
Costco	1	A+ / A2	148,295	0.8%	3,000,921	1.4%	20.24	3.7
Winn Dixie	9	NA	398,128	2.1%	2,937,815	1.4%	7.38	3.7
Office Depot	10	B / B2	243,625	1.3%	2,797,348	1.3%	11.48	4.1
Dollar Tree	25	NA	272,041	1.4%	2,419,081	1.1%	8.89	6.3
CVS Pharmacy	14	BBB+ / Baa2	153,982	0.8%	2,279,151	1.1%	14.80	4.3
WalMart	3	AA / Aa2	230,217	1.2%	2,150,075	1.0%	9.34	4.7
Kmart	5	BB- / Ba2	439,558	2.3%	1,939,705	0.9%	4.41	4.5
Kohl's	3	BBB+ / Baa1	296,710	1.5%	1,933,000	0.9%	6.51	8.3
Blockbuster	18	D / NA	89,113	0.5%	1,885,193	0.9%	21.16	1.7
Food Lion	6	NA	241,934	1.2%	1,845,646	0.9%	7.63	9.9
Walgreens	6	A / A2	96,562	0.5%	1,824,815	0.9%	18.90	14.3
Whole Foods	2	BB / Ba3	85,907	0.4%	1,746,911	0.8%	20.33	14.0
Goodwill	15	NA	136,327	0.7%	1,724,207	0.8%	12.65	5.5
Stop & Shop	1	NA	59,015	0.3%	1,685,484	0.8%	28.56	14.0

Sub-total top twenty tenants	229		7,893,068	40.6%	$80,342,491	37.4%	$10.18	6.2

Remaining tenants	2,471		9,670,789	49.7%	134,614,209	62.6%	14.21	3.7

Sub-total all tenants	2,700		17,563,857	90.3%	$214,956,700	100.0%	$12.38	3.9

Vacant	797		1,891,727	9.7%	NA	NA	NA	NA

Total including vacant	3,497		19,455,584	100.0%	$214,956,700	100.0%	NA	3.9

Note:  Excludes developments/redevelopments, non-retail properties, and JV properties. Includes DIM properties and sub-tenants, if any.
(1)	Ratings as of December 31, 2010. Source: CreditRiskMonitor.
(2)	Annual minimum rent per square foot excludes ground lease at Grand Marche.
(3)	In years, excluding tenant renewal options.

EQUITY ONE, INC.
RECENT LEASING ACTIVITY
For the three months ended December 31, 2010 (unaudited)

Category	Total Leases	Total Sq. Ft.	Same Space Sq. Ft.	Prior Rent PSF	New Rent PSF	Rent Spread	Same Space TIs PSF
New Leases (1)	51	316,364	316,364	$10.41	$9.96	-4.3%	$11.29
Renewals & Options	67	286,060	286,060	12.74	12.39	-2.7%	0.19
Total New, Renewals & Options	118	602,424	602,424	$11.52	$11.11	-3.6%	$6.02

Note: Prior rent and new rent are presented on a "cash basis", not on a straight-line basis.  Excludes JV properties, non-retail properties, and developments/redevelopments.

(1)	Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of December 31, 2010 (unaudited)

ALL TENANTS

Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot (1)

M-T-M	195	546,427	2.8%	$6,850,948	3.0%	$12.54
2011	563	2,461,797	12.7%	31,495,776	13.9%	12.79
2012	554	2,379,324	12.2%	29,774,827	13.2%	13.65
2013	488	1,988,102	10.2%	27,763,319	12.3%	13.96
2014	323	1,973,470	10.1%	26,122,394	11.5%	13.24
2015	251	1,683,634	8.7%	18,588,281	8.2%	11.04
2016	90	1,403,239	7.2%	20,493,457	9.1%	14.60
2017	43	738,395	3.8%	9,224,706	4.1%	12.49
2018	34	567,642	2.9%	7,020,207	3.1%	12.37
2019	24	519,725	2.7%	8,208,550	3.6%	15.79
Thereafter	135	3,302,102	17.0%	40,852,720	18.0%	12.37

Sub-total / average	2,700	17,563,857	90.3%	$226,395,185	100.0%	$13.04
				.
Vacant	797	1,891,727	9.7%	NA	NA	NA

Total / average	3,497	19,455,584	100.0%	$226,395,185	100.0%	NA

Note:  Excludes developments/redevelopments, non-retail properties, and JV properties. Includes DIM properties.
(1)	Annual minimum rent per square foot excludes ground lease at Grand Marche.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of December 31, 2010 (unaudited)

ANCHOR TENANTS (SF >= 10,000)

Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot (1)

M-T-M	7	176,614	1.4%	$1,039,441	0.8%	$5.89
2011	46	1,409,387	11.1%	11,464,699	9.4%	8.13
2012	43	1,315,607	10.3%	9,404,555	7.7%	8.40
2013	32	1,014,550	8.0%	8,444,770	6.9%	8.32
2014	39	1,296,367	10.2%	12,471,835	10.2%	9.62
2015	39	1,167,324	9.2%	8,100,059	6.6%	6.94
2016	27	1,226,840	9.7%	16,697,380	13.6%	13.61
2017	15	629,836	5.0%	6,693,960	5.5%	10.63
2018	15	499,947	3.9%	5,339,125	4.4%	10.68
2019	11	476,024	3.7%	7,064,566	5.8%	14.84
Thereafter	80	3,131,181	24.6%	35,634,533	29.1%	11.38

Sub-total / average	354	12,343,677	97.1%	$122,354,923	100.0%	$10.07

Vacant	16	363,309	2.9%	NA	NA	NA

Total / average	370	12,706,986	100.0%	$122,354,923	100.0%	NA

Note:  Excludes developments/redevelopments, non-retail properties, and JV properties. Includes DIM properties.
(1)	Annual minimum rent per square foot excludes ground lease at Grand Marche.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of December 31, 2010 (unaudited)

SHOP TENANTS (SF < 10,000)

Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	188	369,813	5.5%	$5,811,507	5.6%	$15.71
2011	517	1,052,410	15.6%	20,031,077	19.3%	19.03
2012	511	1,063,717	15.8%	20,370,272	19.6%	19.15
2013	456	973,552	14.4%	19,318,549	18.6%	19.84
2014	284	677,103	10.0%	13,650,559	13.1%	20.16
2015	212	516,310	7.7%	10,488,222	10.1%	20.31
2016	63	176,399	2.6%	3,796,077	3.6%	21.52
2017	28	108,559	1.6%	2,530,746	2.4%	23.31
2018	19	67,695	1.0%	1,681,082	1.6%	24.83
2019	13	43,701	0.7%	1,143,984	1.1%	26.18
Thereafter	55	170,921	2.5%	5,218,187	5.0%	30.53

Sub-total / average	2,346	5,220,180	77.4%	$104,040,262	100.0%	$19.93

Vacant	781	1,528,418	22.6%	NA	NA	NA

Total / average	3,127	6,748,598	100.0%	$104,040,262	100.0%	NA

Note:  Excludes developments/redevelopments, non-retail properties, and JV properties. Includes DIM properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION GRAPH
CONSOLIDATED PROPERTIES
As of December 31, 2010 (unaudited)

Note:  Excludes developments/redevelopments, non-retail properties, and JV properties. Includes DIM properties.

EQUITY ONE, INC.
ANNUAL MINIMUM RENT OF OPERATING PROPERTIES BY METRO/REGION
As of December 31, 2010 (unaudited)

Metro or Region	# Properties	Total SF	AMR	% of AMR
Broward County	15	2,101,296	26,780,830	12.5%
Dade County	15	1,607,274	23,140,535	10.8%
Palm Beach County	9	988,978	11,219,919	5.2%
Treasure Coast, Florida	8	707,778	7,580,494	3.5%
South Florida	47	5,405,326	68,721,778	32.0%
Boston	7	600,879	10,771,496	5.0%
New York	2	423,952	9,484,084	4.4%
Connecticut	2	397,802	4,687,953	2.2%
Northeast	11	1,422,633	24,943,533	11.6%
Atlanta	25	2,401,361	27,361,539	12.7%
Orlando	11	1,287,612	15,074,768	7.0%
Tampa/St. Petersburg	16	1,532,862	13,840,666	6.4%
Jacksonville/North Florida	10	1,210,706	11,959,413	5.6%
Louisiana	13	1,568,556	10,986,866	5.1%
Other	14	1,221,505	10,868,948	5.1%
Charlotte/Raleigh/Durham	5	1,160,568	10,817,244	5.0%
Central/South Georgia	9	1,050,883	8,168,902	3.8%
West Coast, Florida	6	633,889	7,247,911	3.4%
South Carolina	7	559,683	4,965,132	2.3%

Total	174	19,455,584	214,956,700	100%

Note:  Excludes developments/redevelopments, non-retail properties, and JV properties. Includes DIM properties.

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2010 (unaudited)

		Year	Total		Number		Supermarket anchor					Average base rent
		Built /	Sq. Ft.	Percent	of tenants		Owned			Expiration		per leased
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.		Name	Date	Other anchor tenants	SF

ALABAMA (3)
Madison Centre	Madison	1997	64,837	97.5%	12	1	37,912		Publix	06/01/17	Rite Aid	$9.92

The Shops at Lake Tuscaloosa	Tuscaloosa	2003 / 2005	70,242	88.9%	10	6	44,271		Publix	12/31/23		12.22

Winchester Plaza	Huntsville	2006	75,700	86.9%	12	7	45,600		Publix	08/31/26		11.66

TOTAL SHOPPING CENTERS ALABAMA (3)			210,779	90.8%	34	14	127,783	#				$11.27

CONNECTICUT (2)

Brookside Plaza**	Enfield	1985 / 2006	213,274	89.7%	21	5	59,648		Wakefern Food	08/31/15	Bed Bath & Beyond / Walgreens / Staples /Petsmart	$11.83

Copps Hill	Ridgefield	1979/2002	184,528	100.0%	9	-	59,015		Stop & Shop	12/31/24	Kohl's / Rite Aid	13.14

TOTAL SHOPPING CENTERS CONNECTICUT (2)			397,802	94.5%	30	5	118,663	#				$12.47

FLORIDA (90)

Orlando / Central Florida (11)

Alafaya Commons	Orlando	1987	126,333	92.2%	26	4	54,230		Publix	11/30/13		$14.65

Alafaya Village	Orlando	1986	38,118	96.3%	15	1						20.82

Conway Crossing	Orlando	2002	76,321	85.5%	15	4	44,271		Publix	04/30/22		11.57

Eastwood, Shoppes of	Orlando	1997	69,037	100.0%	13	-	51,512		Publix	11/01/17		12.71

Eustis Village	Eustis	2002	156,927	95.1%	16	4	44,271		Publix	10/31/22	Beall's Department Store	11.25

Hunter's Creek	Orlando	1998	73,204	98.2%	9	1					Office Depot / Lifestyle Family Fitness	13.65

Kirkman Shoppes	Orlando	1973	88,820	90.8%	25	6					Party America	18.99

Lake Mary Centre	Orlando	1988 / 2001	340,434	97.1%	58	8	63,139		Albertsons	06/30/12	Kmart / Lifestyle Fitness Center / Office Depot	13.29

Park Promenade	Orlando	1987 / 2000	128,848	70.0%	14	9					Beauty Depot / Dollar General	7.04

Town & Country	Kissimmee	1993	72,043	95.6%	12	2	52,883		Albertsons*	10/31/18		8.59
									(Ross Dress For Less)

Unigold Shopping Center	Winter Park	1987	117,527	82.9%	19	6	52,500		Winn-Dixie	04/30/12		11.93

Jacksonville / North Florida (10)

Atlantic Village	Atlantic Beach, FL	1984	100,559	87.5%	18	7	39,795		Publix	10/31/13	Jo-Ann Fabric & Crafts	10.59

Beauclerc Village	Jacksonville	1962 / 1988	68,846	89.0%	6	5					Big Lots / Goodwill / Bealls Outlet	8.46

Forest Village	Tallahassee	2000	71,526	85.0%	12	4	37,866		Publix	04/30/20		10.92

Ft. Caroline	Jacksonville	1985 / 1995	71,816	86.8%	7	6	45,500		Winn-Dixie	05/31/15	Citi Trends	6.93

Mandarin Landing	Jacksonville	1976	139,580	75.7%	15	12	50,000		Whole Foods	12/31/23	Office Depot / Aveda Institute	$17.22

		Year	Total		Number		Supermarket anchor				Average base rent
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		per leased
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	SF

Medical & Merchants	Jacksonville	1993	156,153	98.9%	11	2	55,999	Publix	02/10/13	Memorial Hospital / Planet Fitness	11.46

Middle Beach Shopping Center	Panama City Beach	1994	69,277	83.5%	3	6	56,077	Publix*	09/30/14		8.68

Pablo Plaza	Jacksonville	1974 / 1998 / 2001 / 2008	151,238	87.9%	22	9	34,400	Publix	11/30/13	Marshalls / HomeGoods	11.68

Oak Hill	Jacksonville	1985 / 1997	78,492	77.6%	16	4	39,795	Publix	03/11/15		7.95

South Beach**	Jacksonville Beach	1990 / 1991	303,219	87.2%	36	15				Ross / Bed Bath & Beyond / Home Depot / Stein Mart / Staples	12.42

Miami-Dade / Broward / Palm Beach (39)

Bird Ludlum	Miami	1988 / 1998	192,274	98.8%	40	2	44,400	Winn-Dixie	12/31/12	CVS Pharmacy / Bird Executive / Goodwill	17.66

Boynton Plaza	Boynton Beach	1978 / 1999	99,324	91.1%	20	7	37,664	Publix	08/31/13	CVS Pharmacy	13.25

Bluffs Square	Jupiter	1986	123,917	77.2%	20	10	39,795	Publix	10/22/11	Walgreens	13.45

Chapel Trail	Pembroke Pines	2007	56,378	100.0%	4	-				LA Fitness	21.50

Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	76,632	96.2%	15	2				Office Depot / Walgreen's	25.29

Countryside Shops	Cooper City	1986 / 1988 / 1991	179,561	91.8%	35	11	39,795	Publix	12/04/15	CVS Pharmacy / Stein Mart	13.42

Country Walk	Miami	1985 / 2006 / 2008	100,686	96.5%	27	2	39,795	Publix	10/23/15	CVS Pharmacy	18.86

Crossroads Square	Pembroke Pines	1973	81,587	79.9%	16	10				CVS Pharmacy / Goodwill	17.02

CVS Plaza	Miami	2004	18,214	71.5%	4	3					23.91

El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	-				Jumbo Buffet	24.31

Gateway Plaza	Aventura	1991	29,800	100.0%	1	-				Babies R Us	14.31

Greenwood	Palm Springs	1982 / 1994	132,325	88.4%	32	6	50,032	Publix	12/05/14	Bealls Outlet	12.93

Hammocks Town Center	Miami	1987 / 1993	172,806	89.0%	33	7	39,795	Publix	06/24/12	Metro Dade Library / CVS Pharmacy / Porky's Gym	12.81

Jonathan's Landing	Jupiter	1997	26,820	41.2%	7	5					23.56

Lago Mar	Miami	1995	82,613	84.6%	15	7	42,323	Publix	09/13/15		14.34

Lantana Village	Lantana	1976 / 1999	181,780	96.6%	21	4	39,473	Winn-Dixie	02/15/11	Kmart / Rite Aid* (Family Dollar)	7.63

Magnolia Shoppes	Fort Lauderdale	1998	114,118	89.5%	12	6				Regal Cinemas / Deal$	11.01

Meadows	Miami	1997	75,524	95.8%	17	3	47,955	Publix	07/09/17		14.03

Oakbrook Square	Palm Beach Gardens	1974 / 2000 / 2003	199,633	97.1%	25	5	44,400	Publix	11/30/20	Stein Mart / Home Goods / CVS / Basset Furniture / Duffy's	14.20

Oaktree Plaza	North Palm Beach	1985	23,745	72.9%	13	7					$16.60

		Year	Total		Number		Supermarket anchor				Average base rent
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		per leased
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	SF

Pine Island	Davie	1983 / 1999	254,907	89.0%	35	12	39,943	Publix	11/30/13	Home Depot Expo* / Staples	12.01

Plaza Alegre	Miami	2003	88,411	92.4%	16	4	44,271	Publix	03/14/23	Goodwill	15.58

Point Royale	Miami	1970 / 2000	216,760	98.2%	21	3	45,350	Winn-Dixie	02/15/15	Best Buy / Pasteur Medical	8.22

Prosperity Centre	Palm Beach Gardens	1993	122,014	88.7%	7	3				Office Depot / CVS / Bed Bath & Beyond / TJ Maxx	16.47

Ridge Plaza	Davie	1984 / 1999	155,204	94.6%	21	7				Ridge Theater / Kabooms / Wachovia* (United Collection) / Round Up / Goodwill	10.94

Riverside Square	Coral Springs	1987	104,241	81.8%	25	9	39,795	Publix	02/18/12		13.34

Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	91.6%	21	4	36,464	Publix	12/15/14	Walgreens / Dollar Tree	11.40

Sheridan Plaza	Hollywood	1973 / 1991	508,455	98.6%	60	5	65,537	Publix	10/09/11	Kohl's / Ross / Bed Bath & Beyond / Office Depot / LA Fitness / USA Baby & Child Space / Assoc. in Neurology	14.99

Shoppes of Andros Isles	West Palm Beach	2000	79,420	82.4%	9	8	51,420	Publix	02/29/20		12.21

Shoppes of Silverlakes	Pembroke Pines	1995 / 1997	126,789	84.8%	29	11	47,814	Publix	06/14/15		16.71

Shops at Skylake	North Miami Beach	1999 / 2005 / 2006	281,943	96.1%	44	3	51,420	Publix	07/31/19	TJMaxx / LA Fitness / Goodwill	17.23

Sunrise Town Center	Fort Lauderdale	1989	128,124	82.3%	14	10				L.A. Fitness / Office Depot	11.12

Tamarac Town Square	Tamarac	1987	124,585	76.9%	24	15	37,764	Publix	12/15/14	Dollar Tree	11.01

Veranda Shoppes	Plantation	2007	44,888		9	-	28,800	Publix	04/30/27		24.99

Waterstone	Homestead	2005	61,000	100.0%	10	-	45,600	Publix	07/31/25		14.63

West Bird	Miami	1977 / 2000	99,864	91.2%	24	4	37,949	Publix	08/31/20	CVS Pharmacy	13.03

West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	27	-	46,216	Winn-Dixie	05/22/16	Navarro Pharmacy	13.38

Westport Plaza	Davie	2002	49,533	100.0%	8	-	27,887	Publix	11/30/22		17.41

Young Circle	Hollywood	1962 / 1997	65,834	98.1%	9	1	23,124	Publix	11/30/16	Walgreens	15.59

Florida Treasure / Northeast Coast (8)

Cashmere Corners	Port St. Lucie	2001	89,234	91.2%	12	5	59,448	Albertsons	04/30/25		8.67

New Smyrna Beach	New Smyrna Beach	1987	118,451	100.0%	34	-	42,112	Publix	09/30/12	Bealls Outlet	12.08

Old King Commons	Palm Coast	1988	84,759	92.6%	16	3				Wal-Mart	8.37

Ryanwood	Vero Beach	1987	114,925	90.9%	27	5	39,795	Publix	03/23/17	Bealls Outlet / Books-A-Million	11.32

Salerno Village	Stuart	1987	82,477	88.6%	13	7	45,802	Winn-Dixie	03/23/24	CVS Pharmacy	$10.60

Shops at St. Lucie	Port St. Lucie	2006	19,361	91.0%	9	1					22.03

South Point Center	Vero Beach	2003	64,790	88.1%	10	6	44,840	Publix	11/30/23		15.53

		Year	Total		Number		Supermarket anchor				Average base rent
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		per leased
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	SF

Treasure Coast	Vero Beach	1983	133,781	98.5%	23	1	59,450	Publix	07/31/26	TJ Maxx	11.80

Tampa / St. Petersburg / Venice / Cape Coral / Naples (22)

Bay Pointe Plaza	St. Petersburg	1984 / 2002	103,986	94.3%	18	5	52,610	Publix	11/30/21	Bealls Outlet	10.40

Carrollwood	Tampa	1970 / 2002	94,203	89.4%	29	8	27,887	Publix	11/30/22	Golf Locker	13.58

Charlotte Square	Port Charlotte	1980	96,188	67.3%	10	15	44,024	Publix*	01/31/11	Seafood Buffet	6.92
								(American Signature Furniture)

Chelsea Place	New Port Richey	1992	81,144	96.5%	16	2	48,890	Publix	05/27/12		11.78

Dolphin Village	St. Petersburg	1967/1990	136,224	79.7%	27	18	33,238	Publix	11/07/13	Dollar Tree, CVS	13.22

Glengary Shoppes	Sarasota	1995	99,182	100.0%	6	-				Best Buy / Barnes & Noble	18.04

Lake St. Charles	Tampa	1999	57,015	100.0%	8	-	46,295	Sweet Bay	06/30/19		10.43

Lutz Lake	Lutz	2002	64,985	86.1%	9	6	44,270	Publix	05/31/22		12.82

Marco Town Center	Marco Island	2001	109,830	91.0%	35	6	27,887	Publix	01/31/18		17.92

Mariners Crossing	Spring Hill	1989 / 1999	97,812	95.8%	16	2	48,315	Sweet Bay	08/15/20		10.15

Midpoint Center	Cape Coral	2002	75,386	100.0%	10	-	60,667	Publix	10/31/22		12.36

Pavilion	Naples	1982	167,745	84.2%	29	11	50,795	Publix	12/31/10	Pavilion 6 Theatre / Anthony's	11.62

Regency Crossing	Port Richey	1986 / 2001	85,864	81.6%	13	12	44,270	Publix	02/28/21		10.27

Ross Plaza	Tampa	1984 / 1996	90,826	94.5%	20	3				Ross Dress for Less / Deal$	12.47

Seven Hills	Spring Hill	1991	72,590	87.8%	12	6	48,890	Publix	09/25/11		10.45

Shoppes of North Port	North Port	1991	84,705	92.2%	17	4	48,890	Publix	12/11/11	Bealls Outlet	10.26

Summerlin Square	Fort Myers	1986 / 1998	109,156	49.1%	4	24	45,500	Winn-Dixie	06/04/16		7.99

Sunlake	Tampa	2008	89,516	85.6%	15	9	45,600	Publix	12/31/28		16.97

Sunpoint Shopping Center	Ruskin	1984	132,374	65.5%	15	10				Goodwill / Ozzie's Buffet / Big Lots / Chapter 13 Trustee	8.61

Venice Plaza	Venice	1971 / 1979 / 1999	132,345	98.8%	15	1	42,582	Sweet Bay	09/30/18	TJ Maxx	6.38

Venice Shopping Center	Venice	1968 / 2000	109,801	85.9%	12	2	44,271	Publix	12/31/26	Beall's Outlet	$5.66

Walden Woods	Plant City	1985 / 1998 / 2003	75,874	94.4%	13	3				Dollar Tree / Aaron Rents / Dollar General	8.40

TOTAL SHOPPING CENTERS FLORIDA (90)			10,070,395	89.6%	1,632	486	2,953,347				$12.88

		Year	Total		Number		Supermarket anchor				Average base rent
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		per leased
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	SF

GEORGIA (34)

Atlanta (25)

BridgeMill	Canton	2000	89,102	86.4%	23	7	37,888	Publix	01/31/20		$15.78

Buckhead Station	Atlanta	1996	233,739	100.0%	15	1				Bed Bath & Beyond / TJ Maxx / Old Navy / Toys R Us / DSW / Ulta 3 / Nordstrom Rack	20.44

Butler Creek	Acworth	1990	95,597	87.4%	16	4	59,997	Kroger	01/31/18		10.82

Chastain Square	Atlanta	1981 / 2001	91,637	98.1%	26	2	37,366	Publix	05/31/24		17.94

Commerce Crossing	Commerce	1988	100,668	26.5%	5	6				Fred's Store	5.52

Douglas Commons	Douglasville	1988	97,027	98.9%	17	1	59,431	Kroger	08/31/13		10.86

Fairview Oaks	Ellenwood	1997	77,052	89.4%	12	2	54,498	Kroger	09/30/16		10.47

Freehome Village	Canton	2003	74,340	72.2%	6	11	44,840	Publix	12/31/23		12.31

Golden Park Village	Buford	2000	68,738	78.7%	7	6	44,270	Publix	02/29/20		10.83

Governors Town Square	Acworth	2005	68,658	100.0%	14	-	44,840	Publix	02/28/25		16.19

Grassland Crossing	Alpharetta	1996	90,906	93.2%	11	3	70,086	Kroger	06/30/16		11.46

Hairston Center	Decatur	2000	13,000	38.5%	3	6					11.28

Hamilton Ridge	Buford	2002	90,996	85.1%	14	7	54,166	Kroger	11/30/22		11.75

Keith Bridge Commons	Atlanta	2002	94,886	87.0%	14	7	54,139	Kroger	08/10/22		12.34

Mableton Crossing	Mableton	1997	86,819	96.4%	15	2	63,419	Kroger	08/31/17		10.56

Macland Pointe	Marietta	1992-93	79,699	100.0%	17	-	55,999	Publix	12/29/12		10.43

Market Place	Norcross	1976	77,706	94.4%	21	3				Galaxy Cinema	12.28

Paulding Commons	Hiram	1991	192,391	96.3%	26	4	49,700	Kroger	02/28/11	Kmart	8.07

Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	97.7%	25	3	55,520	Kroger	02/28/15	Cost Plus Store / Binders Art Supplies	17.76

Powers Ferry Plaza	Marietta	1979 / 1987 / 1998	86,473	86.5%	18	7				Micro Center	9.89

Salem Road Station	Atlanta	2000	67,270	90.3%	11	5	44,270	Publix	09/30/20		11.16

Shops of Huntcrest	Lawrenceville	2003	97,040	86.2%	19	7	54,340	Publix	01/31/23		$13.57

Shops of Westridge	McDonough	2006	66,297	74.7%	9	9	38,997	Publix	04/30/26		13.53

Wesley Chapel	Decatur	1989	164,153	86.8%	19	9				Corinthian College / Little Giant/ Deal$ / Planet Fitness	6.87

Williamsburg @ Dunwoody	Dunwoody	1983	44,928	68.7%	19	8					21.70

		Year	Total		Number		Supermarket anchor				Average base rent
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		per leased
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	SF

Central / South Georgia (9)

Daniel Village	Augusta	1956 / 1997	171,932	85.0%	28	11	45,971	Bi-Lo	03/25/22	St. Joseph Home Health Care	8.84

Dublin Village	Dublin	2005	98,540	92.5%	12	5	70,225	Kroger	08/03/25		6.73

Grayson Village	Loganville	2002	83,155	77.1%	13	10	44,271	Publix	01/31/22		11.51

Loganville Town Center	Loganville	1997	77,661	88.9%	11	4	51,420	Publix	08/01/17		11.96

McAlpin Square	Savannah	1979	173,952	98.6%	23	1	43,600	Kroger	08/31/15	Big Lots / Post Office / Habitat for Humanity	7.32

Spalding Village	Griffin	1989	235,318	63.5%	18	10	59,431	Kroger	05/31/14	Fred's Store / Goodwill	7.65

The Vineyards at Chateau Elan	Braselton	2002	79,047	97.4%	19	1	44,271	Publix	01/31/23		14.42

Walton Plaza	Augusta	1990	43,460	91.7%	5	3	32,960	Harris Teeter* (Omni Fitness)	04/01/11		10.44

Wilmington Island Shopping Center	Wilmington Island	1985 / 1998 / 2003	87,818	69.6%	12	11	42,156	Kroger	09/16/18		12.68

TOTAL SHOPPING CENTERS GEORGIA (34)			3,452,244	86.4%	523	176	1,358,071				$11.91

LOUISIANA (13)

Ambassador Row	Lafayette	1980 / 1991	187,678	97.4%	23	2				Conn's Appliances / Big Lots / Chuck E Cheese / Planet Fitness / JoAnn Fabrics	$9.87

Ambassador Row Courtyard	Lafayette	1986 / 1991 / 2005	146,697	99.0%	22	1				Bed Bath & Beyond / Marshall's / Hancock Fabrics / Unitech Training Academy / Tuesday Morning	10.44

Bluebonnet Village	Baton Rouge	1983	101,623	91.3%	19	7	33,387	Matherne's	11/30/15	Office Depot	11.35

Boulevard	Lafayette	1976 / 1994	68,012	89.8%	11	3				Piccadilly / Harbor Freight Tools / Golfballs.com	8.83

Country Club Plaza	Slidell	1982 / 1994	64,686	92.1%	8	2	33,387	Winn-Dixie	01/31/13		6.50

Crossing	Slidell	1988 / 1993	114,806	97.4%	15	1	58,432	Save A Center	09/28/39	A-1 Home Appliance / Piccadilly	5.83

Elmwood Oaks	Harahan	1989	130,284	100.0%	10	-				Academy Sports / Dollar Tree / Home Décor	9.94

Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	-					NA

Plaza Acadienne	Eunice	1980	105,419	56.4%	7	1	28,092	Super 1 Store	06/30/15	Fred's Store	4.42

Sherwood South	Baton Rouge	1972 / 1988 / 1992	77,107	86.0%	8	1				Burke's Outlet / Harbor Freight Tools / Fred's Store	6.35

Siegen Village	Baton Rouge	1988	170,416	99.2%	19	1				Office Depot / Big Lots / Dollar Tree / Stage / Party City	$9.32

Tarpon Heights	Galliano	1982	56,605	84.3%	8	1				Stage / Dollar General	5.31

Village at Northshore	Slidell	1988	144,638	96.7%	13	2				Marshalls / Dollar Tree / Kirschman's* / Bed Bath & Beyond / Office Depot	8.54

TOTAL SHOPPING CENTERS LOUISIANA (13)			1,568,556	93.5%	164	22	153,298				$8.65

MARYLAND (1)

		Year	Total		Number		Supermarket anchor				Average base rent
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		per leased
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	SF

South Plaza Shopping Center	St. Mary's County	2005	92,335	100.0%	9	-				Ross Dress For Less / Best Buy / Old Navy /Petco	$16.95

TOTAL SHOPPING CENTERS MARYLAND (1)			92,335	100.0%	9	-	-				$16.95

MASSACHUSETTS (7)

Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	-	66,108	Star Market	01/02/16		$30.25

Medford Shaw's Supermarket	Medford	1995	62,656	100.0%	2	-	60,356	Shaw's	01/01/16		23.94

Plymouth Shaw's Supermarket	Plymouth	1993	59,726	100.0%	1	-	59,726	Shaw's	01/01/16		17.77

Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	-	100,741	Star Market	01/02/16		19.53

Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	-	35,907	Whole Foods	01/01/26		22.89

Webster Plaza	Webster	1963 / 1998	199,425	100.0%	14	-	56,766	Shaw's	02/28/23	K Mart	8.18

West Roxbury Shaw's Plaza	West Roxbury	1973 / 1995/ 2006	76,316	92.9%	9	4	54,928	Shaw's	01/02/16		25.25

TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			600,879	99.1%	29	4	434,532				$18.09

MISSISSIPPI (1)

Shipyard Plaza	Pascagoula	1987	66,857	98.2%	7	1				Big Lots / Buffalo Wild Wings	$7.04

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	98.2%	7	1	-				$7.04

NEW YORK (2)

Westbury Plaza	Long Island	1993	398,602	100.0%	8	-				Marshalls / Sports Authority / Walmart / Olive Garden / Borders / Costco	$21.14

1175 Third Avenue	Manhattan	1995	25,350	100.0%	1	-	25,350	Food Emporium	01/31/19		41.66

TOTAL SHOPPING CENTERS NEW YORK (2)			423,952	100.0%	9	-	25,350				$22.37

NORTH CAROLINA (12)

Brawley Commons	Charlotte	1997 / 1998	119,189	75.7%	22	15	42,142	Lowe's Foods	05/13/17	Rite Aid	11.48

Carolina Pavilion	Charlotte	1996	731,678	93.7%	22	4				AMC Theatres / Value City Furniture / Old Navy / Ross Dress For Less / Sports Authority / Babies 'R Us / Michaels Crafts / Sears Retail Outlet Store / DSW Shoe Warehouse / Cost Plus World Market / Gregg Appliances / Petco / Dollar Tree / Dress Barn / Bed Bath & Beyond / Kohl's / Buy Buy Baby / Nordstrom Rack	$10.65

Centre Pointe Plaza	Smithfield	1989	163,642	94.7%	21	3				Belk's / Dollar Tree / Aaron Rents / Burkes Outlet Stores	5.81

Chestnut Square	Brevard	1985 / 2008	34,260	90.7%	6	2				Walgreens	15.45

		Year	Total		Number		Supermarket anchor				Average base rent
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		per leased
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	SF

Galleria	Wrightsville Beach	1986 / 1990	92,114	76.4%	27	9	28,000	Harris Teeter*	04/05/11		9.75

Parkwest Crossing	Durham	1990	85,602	91.6%	14	3	38,052	Food Lion	12/14/15		10.47

Riverview Shopping Center	Durham	1973 / 1995	128,498	95.4%	12	4	53,538	Kroger	12/31/14	Upchurch Drugs / Riverview Galleries	7.82

Salisbury Marketplace	Salisbury	1987	79,732	75.9%	12	8	31,762	Food Lion	02/12/23		10.88

Stanley Market Place	Stanley	2007	53,228	93.4%	5	2	34,928	Food Lion	05/15/27	Family Dollar	9.90

Thomasville Commons	Thomasville	1991	148,754	90.8%	8	6	32,000	Ingles	09/29/12	Kmart	5.49

Willowdaile Shopping Center	Durham	1986	95,601	84.1%	16	9				Hall of Fitness / Ollie's Bargain Outlet	8.69

Whitaker Square	Winston-Salem	1996	82,760	100.0%	13	-	51,890	Harris Teeter	02/11/16	Rugged Wearhouse	12.24

TOTAL SHOPPING CENTERS NORTH CAROLINA (12)			1,815,058	90.5%	178	65	312,312				$9.62

SOUTH CAROLINA (7)

Belfair Towne Village	Bluffton	2000 / 2003 / 2006	166,639	89.7%	28	6	55,696	Kroger	10/31/19	Stein Mart	$13.43

Lancaster Plaza	Lancaster	1971 / 1990	77,400	57.1%	2	3	19,200	Bi-Lo	09/30/15	Tractor Supply	3.67

Lancaster Shopping Center	Lancaster	1963 / 1987	29,047	17.2%	1	1					6.49

Milestone Plaza	Greenville	1995	89,721	97.4%	9	1	59,039	Bi-Lo	03/31/30		14.86

North Village Center	North Myrtle Beach	1984	60,356	70.3%	6	7				Dollar General / Goodwill	8.34

Windy Hill	North Myrtle Beach	1968 / 1988 / 2006	68,465	96.5%	3	2				Rose's Store / Family Dollar Store	5.96

Woodruff	Greenville	1995	68,055	98.7%	9	1	47,955	Publix	08/06/15		10.66

TOTAL SHOPPING CENTERS SOUTH CAROLINA (7)			559,683	82.5%	58	21	181,890				$10.75

TENNESSEE (1)

Greensboro Village Shopping Center	Gallatin	2005	70,203	95.6%	14	2	45,600	Publix	11/30/25		$14.21

TOTAL SHOPPING CENTERS TENNESSEE (1)			70,203	95.6%	14	2	45,600				$14.21

VIRGINIA (1)

Smyth Valley Crossing	Marion	1989	126,841	98.9%	13	1	32,000	Ingles	09/25/15	Wal-Mart	$6.06

TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	98.9%	13	1	32,000				$6.06

TOTAL CORE SHOPPING CENTER PORTFOLIO (174)			19,455,584	90.3%	2,700	797	5,742,846				$12.38

		Year	Total		Number		Supermarket anchor				Average base rent
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		per leased
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	SF

OTHER PROPERTIES (6)

4101 South I-85 Industrial	Charlotte, NC	1956 / 1963	188,513	38.0%	2	7

Banco Popular Office Building	Miami, FL	1971	32,737	82.9%	15	4

Laurel Walk Apartments	Charlotte, NC	1985	106,480	91.8%	91	7

Mandarin Mini-Storage	Jacksonville, FL	1982	52,300	62.7%	323	221

Prosperity Office Building	Palm Beach Gdns, FL	1972	3,200	0.0%	-	1

Providence Square	Charlotte, NC	1973	85,930	22.6%	9	16

TOTAL OTHER PROPERTIES (6)			469,160	53.0%	440	256	-

TOTAL EXCLUDING DEVELOPMENTS, REDEVELOPMENTS & LAND (180)			19,924,744	89.4%	3,140	1,053	5,742,846

DEVELOPMENTS, REDEVELOPMENTS & LAND (9)

Developments (2)	Various - See Schedule on Page 34.

Redevelopments (2)	Various - See Schedule on Page 34.

Land Held for Development (5)	Various

TOTAL CONSOLIDATED - 89 Properties

Total square footage does not include shadow anchor square footage that is not owned by Equity One.

*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).
**	Future contractual lease obligations included.

EQUITY ONE, INC.
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
For the twelve months ended December 31, 2010 (unaudited)
(in thousands)

2010 Acquisition Activity
Date Purchased	Property Name	City	State	Square Feet / Acres	Purchase Price	Mortgage Assumed
December 23, 2010	Canyon Trails Towne Center(1)	Goodyear	AZ	211,581	$29,000	$-
September 22, 2010	1175 Third Avenue	New York	NY	25,350	21,000	7,475
September 2, 2010	Country Walk Plaza	Miami	FL	100,686	27,750	13,500
August 31, 2010	Pablo Plaza	Jacksonville	FL	151,238	19,338	7,515
August 31, 2010	Westbird Plaza	Miami	FL	99,864	17,550	8,455
April 15, 2010	Veranda Shoppes	Plantation	FL	44,888	11,675	-
March 31, 2010	Copps Hill Plaza	Ridgefield	CT	184,528	33,400	19,797
March 19, 2010	Gateway Plaza at Aventura	Aventura	FL	29,800	8,000	-
March 15, 2010	Coral Reef - Outparcel	Palmetto Bay	FL	0.58	1,000	-
February 24, 2010	Ryanwood - Outparcel	Vero Beach	FL	0.63	325	-
Total					$169,038	$56,742

(1)	Equity One, Inc. owns a 90% interest through a joint venture.

2010 Disposition Activity
Date Sold	Property Name	City	State	Square Feet / Acres	Gross Sales Price	Gain (loss) on Sale

Outparcels sold
December 29, 2010	Crossroads - Outparcel	Pembroke Pines	FL	2,800	$900	$799
July 6, 2010	Sunlake - Land parcel	Miami	FL	4.83	$1,240	$(162)
June 30, 2010	Plaza Alegre - Outparcel	Miami	FL	3,200	1,360	1,037
May 25, 2010	Town and Country - Land parcel	Kissimmee	FL	1.15	612	416
May 21, 2010	Tamarac Town Square - Outparcel	Tamarac	FL	3,050	566	421

Total Sold					$4,678	$2,511

EQUITY ONE, INC.
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of December 31, 2010 (unaudited)
(in thousands, except square footage data)

Project	Location	Project GLA*	Total GLA**	Anchors	Target Stabilization Date	Estimated Gross Cost (1)	Estimated Net Cost (2)	Funded as of 09/30/10	Balance to Complete (Gross Cost)
Developments
Shops at Hampton Oaks (3)	Fairburn, GA (Atlanta)	21,000	21,000	CVS (not owned)	2Q12	$8,672	$5,197	$8,084	$588
River Green	Canton, GA (Atlanta)	59,997	59,997	CVS (not owned)	TBD	11,905	10,155	3,392	8,513
Subtotal		80,997	80,997			$20,577	$15,352	$11,476	$9,101

Redevelopment
Boca Village	Boca Raton, FL	25,663	92,267	Publix Greenwise / CVS	3Q13	7,255	7,255	216	7,039
Pine Ridge	Coral Springs, FL	31,780	116,068	Fresh Market / Bed Bath & Beyond	3Q12	3,453	3,453	21	3,432
Subtotal		57,443	208,335			$10,708	$10,708	$237	$10,471

Total Development Activity		138,440	289,332			$31,285	$26,060	$11,713	$19,572

Project notes

(1)	Includes actual / allocated cost of land.

(2)	After sales of outparcels and construction cost reimbursements.

(3)	Remaining costs to complete represent small-shop and build-to-suit costs.

*	Project GLA is subject to change based upon changes related to build-to-suit requests and other tenant driven changes.

**	Owned GLA (for redevelopments, includes portions of center not subject to redevelopment).

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of December 31, 2010 and 2009 (unaudited)
(in thousands)

	Maturity		Dec 31, 2010	Dec 31, 2009	Percent of overall debt
Debt Instrument	date	Rate (1)	balance	balance	maturing
Mortgage debt
Bluff's Square	06/01/10	8.740%	$-	$9,460	0.0%
Kirkman Shoppes	06/01/10	8.740%	-	8,934	0.0%
Ross Plaza	06/01/10	8.740%	-	6,231	0.0%
Boynton Plaza	07/01/10	8.030%	-	6,960	0.0%
Pointe Royale	07/15/10	7.950%	-	2,698	0.0%
Shops at Skylake	08/01/10	7.650%	-	11,973	0.0%
Parkwest Crossing	09/01/10	8.100%	-	4,400	0.0%
Spalding Village	09/01/10	8.194%	-	8,261	0.0%
Charlotte Square	02/01/11	9.188%	-	3,123	0.0%
Forest Village	04/01/11	7.270%	4,065	4,140	0.3%
Boca Village	05/01/11	7.200%	7,515	7,653	0.6%
MacLand Pointe	05/01/11	7.250%	5,311	5,408	0.4%
Pine Ridge Square	05/01/11	7.020%	6,636	6,762	0.6%
Sawgrass Promenade	05/01/11	7.200%	7,515	7,653	0.6%
Lake Mary Centre	11/01/11	7.250%	22,321	22,712	1.9%
Lake St. Charles	11/01/11	7.130%	3,517	3,580	0.3%
Belfair Towne Village	12/01/11	7.320%	9,651	9,958	0.8%
Marco Town Center	01/01/12	6.700%	7,398	7,629	0.6%
Riverside Square	03/01/12	9.188%	6,710	6,892	0.6%
Hammocks Town Center	06/01/12	6.950%	11,631	11,833	1.0%
Cashmere Corners	11/01/12	5.880%	4,376	4,523	0.4%
Eastwood	11/01/12	5.880%	5,215	5,390	0.4%
Meadows Shopping Center	11/01/12	5.870%	5,479	5,664	0.5%
Salem Road Station	11/11/12	6.000%	5,732	5,846	0.5%
Lutz Lake Crossing	01/01/13	6.280%	7,229	7,328	0.6%
Pablo Plaza	04/11/13	5.814%	7,466	-	0.6%
Westbird Plaza	04/11/13	5.814%	8,399	-	0.7%
Brawley Commons	07/01/13	6.250%	6,712	6,794	0.6%
Midpoint Center	07/10/13	5.770%	6,008	6,200	0.5%
Buckhead Station	09/01/13	6.880%	25,576	26,213	2.1%
Keith Bridge Commons	10/11/13	4.800%	8,561	8,753	0.7%
Alafaya Village	11/11/13	5.990%	3,834	3,904	0.3%
Summerlin Square	02/01/14	6.750%	1,510	1,924	0.1%
Sunrise Town Center	04/30/14	5.690%	10,084	10,298	0.8%
South Point	07/10/14	5.720%	7,398	7,616	0.6%
The Vineyards at Chateau Elan	07/11/14	5.880%	9,662	9,833	0.8%

	Maturity			Dec 31, 2010	Dec 31, 2009	Percent of overall debt
Debt Instrument	date	Rate (1)		balance	balance	maturing
Golden Park Village	01/11/15	5.250%		$7,204	$7,341	0.6%
Grayson Village	01/11/15	5.210%		9,635	9,820	0.8%
The Shops at Lake Tuscaloosa	01/11/15	5.450%		7,010	7,139	0.6%
Bird Ludlum	02/15/15	7.680%		4,893	5,853	0.4%
Treasure Coast Plaza	04/01/15	8.000%		2,359	2,797	0.2%
Eustis Village	05/11/15	5.450%		13,095	13,313	1.1%
Governors Town Square	06/01/15	5.200%		10,216	10,407	0.8%
Shoppes of Silverlakes I	07/01/15	7.750%		1,403	1,648	0.1%
Freehome Village	07/11/15	5.150%		9,706	9,889	0.8%
Loganville Town Center	08/11/15	4.890%		9,897	10,090	0.8%
Country Walk Plaza	11/01/15	5.220%		13,485	-	1.1%
Wilmington Island Shopping Center	11/11/15	5.050%		9,384	9,560	0.8%
South Plaza Shopping Center	01/11/16	5.420%		16,518	16,803	1.4%
Glengary Shoppes	06/11/16	5.750%		16,573	16,801	1.4%
Magnolia Shoppes	07/11/16	6.160%		14,260	14,467	1.2%
Grassland Crossing	12/01/16	7.865%		4,574	4,825	0.4%
Dublin Village	12/11/16	5.780%		6,705	6,787	0.6%
Greensboro Village Shopping Center	02/11/17	5.520%		9,652	9,803	0.8%
Whitaker Square	12/01/17	6.320%		9,646	9,750	0.8%
Mableton Crossing	08/15/18	6.850%		3,335	3,478	0.3%
Sheridan Plaza	10/10/18	6.250%		63,288	64,107	5.3%
1175 Third Avenue	05/01/19	7.000%		7,426	-	0.6%
BridgeMill	05/05/21	7.940%		8,111	8,369	0.7%
Westport Plaza	08/01/23	7.490%		4,194	4,330	0.3%
Chastain Square	02/28/24	6.500%		3,089	3,232	0.3%
Daniel Village	02/28/24	6.500%		3,377	3,533	0.3%
Douglas Commons	02/28/24	6.500%		4,023	4,209	0.3%
Fairview Oaks	02/28/24	6.500%		3,808	3,984	0.3%
Madison Centre	02/28/24	6.500%		3,089	3,232	0.3%
Paulding Commons	02/28/24	6.500%		5,245	5,487	0.4%
Siegen Village	02/28/24	6.500%		3,413	3,570	0.3%
Wesley Chapel Crossing	02/28/24	6.500%		2,694	2,818	0.2%
Webster Plaza	08/15/24	8.070%		7,478	7,659	0.6%
Copps Hill	01/01/29	6.060%		19,364	-	1.6%
Total mortgage debt (61 loans outstanding)	4.52(2)	6.26	%(3)	$533,660	$551,647	44.4%
Unamortized/unaccreted premium/(discount)				(19,168)	(22,754)	(1.5%)
Total mortgage debt (including unamortized/unaccreted premium/(discount))				$514,492	$528,893	42.9%

	Maturity				Dec 31, 2010	Dec 31, 2009	Percent of overall debt
Debt Instrument	date		Rate (1)		balance	balance	maturing
Unsecured senior notes payable
7.84% senior notes	01/23/12		7.840%		$10,000	$10,000	0.8%
6.25% senior notes	12/15/14		6.250%		250,000	250,000	20.8%
5.375% senior notes	10/15/15		5.375%		107,505	107,505	8.9%
6.00% senior notes	09/15/16		6.000%		105,230	105,230	8.7%
6.25% senior notes	01/15/17		6.250%		101,403	101,403	8.4%
6.00% senior notes	09/15/17		6.000%		116,998	116,998	9.7%

Total unsecured senior notes payable	5.21(2)		6.06	%(3)	$691,136	$691,136	57.3%
Unamortized/unaccreted premium/(discount)					(2,755)	(3,138)	(0.2%)
Total unsecured senior notes payable (including unamortized/unaccreted premium/(discount))					$688,381	$687,998	57.1%

Revolving credit facilities
$400MM Wells Fargo Unsecured(4)	10/17/11		N/A		$-	$-	0.0%
$15MM City National Bank Unsecured	05/09/11		N/A		-	-	0.0%
Total revolving credit facilities					$-	$-	0.0%

Total debt(5)	5.17	(2)	6.10	%(3)	$1,224,796	$1,242,783	101.7%
Unamortized/unaccreted premium/(discount)					(21,923)	(25,892)	(1.7%)
Total debt (including net interest premium/discount)					$1,202,873	$1,216,891	100.0%

Senior Unsecured Debt Ratings
Moody's					Baa3 (Stable)	Baa3 (Stable)
S&P					BBB- (Negative)	BBB- (Stable)

(1)	The rate in effect on December 31, 2010.

(2)	Weighted average maturity in years.

(3)	Weighted average interest rates are calculated based on term to maturity and include scheduled principal amortization.

(4)	Option to extend 1 year.

(5)	Total debt percentage of 101.7% is greater than 100% due to unamortized discount of $22M.

EQUITY ONE, INC.
UNCONSOLIDATED BALANCE SHEET - GRI-EQY I, LLC
As of December 31, 2010 and December 31, 2009 (unaudited)

	As of	As of
	December 31, 2010	December 31, 2009
Assets	(in thousands)	(in thousands)
Properties
Income producing	254,023	252,011
Less: accumulated depreciation	(11,334)	(7,062)
Rental property	$242,689	$244,949

Cash and cash equivalents	823	1,935
Accounts and other receivables, net	2,753	2,297
Other assets	12,425	14,628

Total	$258,690	$263,809

Liabilities and joint venture equity
Liabilities
Mortgage notes payable	141,221	140,188
Accounts payable and other liabilities	18,321	20,857
Total liabilities	$159,542	$161,045

Joint venture equity	99,148	102,764

Total	$258,690	$263,809

 Note:  Equity One has a 10% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED STATEMENT OF INCOME - GRI-EQY I, LLC
For the three and twelve months ended December 31, 2010 and 2009 (unaudited)

	Three months ended		Twelve months ended
	Dec 31, 2010	Dec 31, 2009	Dec 31, 2010	Dec 31, 2009
	(in thousands)	(in thousands)	(in thousands)	(in thousands)

REVENUES	$5,880	$6,703	$23,896	$26,936

COSTS AND EXPENSES
Property operating	1,709	1,674	7,287	7,468
Rental property depreciation and amortization	1,487	2,364	6,436	8,013
Interest expense	2,305	2,095	8,801	8,328
Total costs and expenses	$5,501	$6,133	$22,524	$23,809

NET INCOME	$379	$570	$1,372	$3,127

Note:  Equity One has a 10% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED PROPERTY STATUS REPORT - GRI-EQY I, LLC
As of December 31, 2010 (unaudited)

		Year			Number		Supermarket anchor				Average base rent
		Built /	Total	Percent	of tenant				Expiration	Other	per leased
Property	City	Renovated	Sq. Ft.	Leased	Leased	Vacant	sq. ft.	Name	Date	anchor tenants	SF
Airpark Plaza Shopping Center	Miami	1971 / 1998 / 2004 / 2008	172,093	93.7%	32	5	30,000	Publix	10/31/24	Home Depot Expo* / Office Depot	$14.09

Concord Shopping Plaza	Miami	1962 / 1992 / 1993	298,142	99.3%	23	1	78,000	Winn-Dixie	09/30/14	Home Depot / Big Lots / Dollar Tree	10.56

Presidential Markets	Snellville	1993 / 2000	396,432	95.1%	33	4	56,146	Publix	12/31/19	Marshall's / TJ Maxx / Bed Bath & Beyond / Carmike Cinemas / Ross Dress For Less / Office Depot / Shoe Carnival / Borders	11.18

Shoppes of Ibis	West Palm Beach	1999	79,420	92.9%	14	4	51,420	Publix	05/31/19		12.18

Shoppes at Quail Roost	Miami	2005	73,550	92.0%	16	4	44,840	Publix	06/30/25		14.70

Shoppes of Sunset	Miami	1979	21,784	82.5%	13	4					22.31

Shoppes of Sunset II	Miami	1980	27,676	57.3%	10	7					20.05

Sparkleberry Square	Columbia	1997 / 2004	154,217	100.0%	10	-				Petsmart / Bed Bath and Beyond / Pier 1 Imports / Ross Dress for Less / Best Buy	10.91

Sparkleberry Kohl's	Columbia	1997 / 2004	85,961	100.0%	1	-				Kohl's	7.74

Sparkleberry Kroger	Columbia	1997 / 2004	98,623	89.5%	11	3	67,943	Kroger	08/31/17		12.01

TOTAL GRI-EQY I, LLC SHOPPING CENTER PORTFOLIO (10)			1,407,898	95.0%	163	32	328,349				$11.69

* Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).
Equity One has a 10% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED DEBT SUMMARY - GRI-EQY I, LLC
As of December 31, 2010 (unaudited)
(in thousands)

	Equity One's	Maturity			Dec 31, 2010	Dec 31, 2009
Debt Instrument	Ownership	date	Rate (1)		balance	balance

Mortgage debt
Floating rate loan (2)	10%	07/01/13	LIBOR + 1.95%		$120,000	$120,000
Sparkleberry Square (Kohl's)	10%	11/01/12	6.17%		5,732	5,907
Sparkleberry Square (Kroger)	10%	06/30/20	6.75%		5,775	6,194

Total mortgage debt (3 loans outstanding)		2.60(3)	6.36	%(4)	$131,507	$132,101

Net interest premium/(discount)					(498)	(544)

Total mortgage debt (including net interest premium/discount)					$131,009	$131,557

Interest Rate Swap

Fair value of $120MM floating-to-fixed interest rate swap	10%	06/01/13	4.40%		$10,212	$8,631

Total debt (including net interest premium/discount)					$141,221	$140,188

Equity One's pro-rata share of unconsolidated debt	10%				$14,122	$14,019

(1)	The rate in effect on December 31, 2010.

(2)	Mortgage encumbers Airpark Plaza, Concord, IBIS, Presidential Markets, Quail Roost, and Sparkleberry Square. The full balance has been swapped to a fixed rate of 6.35%

(3)	Weighted average maturity in years.

(4)	Weighted average interest rate is calculated based on term to maturity and includes scheduled principal amortization.

EQUITY ONE, INC.
UNCONSOLIDATED BALANCE SHEET - G&I VI SOUTH FLORIDA PORTFOLIO SPE LLC
As of December 31, 2010 and December 31, 2009 (unaudited)

	As of	As of
	December 31, 2010	December 31, 2009
Assets	(in thousands)	(in thousands)
Properties
Income producing	51,836	50,997
Less: accumulated depreciation	(2,263)	(1,347)
Rental property	$49,573	$49,650

Cash and cash equivalents	1,944	945
Accounts and other receivables, net	56	172
Other assets	4,039	5,218

Total	$55,612	$55,985

Liabilities and joint ventures' equity
Liabilities
Mortgage notes payable	36,682	37,212
Accounts payable and other liabilities	3,387	4,037
Total liabilities	$40,069	$41,249

Joint venture equity	15,543	14,736

Total	$55,612	$55,985

Note:  Equity One has a 20% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED STATEMENT OF OPERATIONS - G&I VI SOUTH FLORIDA PORTFOLIO SPE LLC
For the three and twelve months ended December 31, 2010 and 2009 (unaudited)

	Three months ended		Twelve months ended
	Dec 31, 2010	Dec 31, 2009	Dec 31, 2010	Dec 31, 2009
	(in thousands)	(in thousands)	(in thousands)	(in thousands)

REVENUES	$1,961	$1,664	$6,784	$6,555

COSTS AND EXPENSES
Property operating	743	851	2,992	2,905
Rental property depreciation and amortization	652	703	2,670	3,172
Interest expense	606	608	2,416	2,439
Total costs and expenses	$2,001	$2,162	$8,078	$8,516

NET LOSS	$(40)	$(498)	$(1,294)	$(1,961)

Note:  Equity One has a 20% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED PROPERTY STATUS REPORT - G&I VI SOUTH FLORIDA PORTFOLIO SPE LLC
As of December 31, 2010 (unaudited)

		Year			Number		Supermarket anchor				Average base rent
		Built /	Total	Percent	of tenant				Expiration	Other	per leased
Property	City	Renovated	Sq. Ft.	Leased	Leased	Vacant	sq. ft.	Name	Date	anchor tenants	SF
1900/2000 Offices	Boca Raton	1979 / 1982 / 1986 / 2007	117,640	66.2%	23	8				RN Network	$16.89

Penn Dutch Plaza	Margate	1989	155,628	89.0%	14	8	70,358	Penn Dutch Food Center	12/31/13	You Fit Health Club / Florida Career College	6.65

Plantation Marketplace	Plantation	1963 / 1998	230,330	68.2%	26	13	43,386	Winn-Dixie	11/05/14	Beall's / Just Fit / Big Lots / CVS	10.68

TOTAL G&I VI SHOPPING CENTER PORTFOLIO (3)			503,598	74.2%	63	29	113,744				$10.48

Equity One has a 20% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED DEBT SUMMARY - G&I VI South Florida Portfolio SPE LLC
As of December 31, 2010 (unaudited)
(in thousands)

	Equity One's	Maturity		Dec 31, 2010	Dec 31, 2009
Debt Instrument	Ownership	date	Rate (1)	balance	balance

Mortgage debt
Fixed rate loan	20%	11/11/14	5.56%	$37,330	$38,012
Net interest premium/(discount)	-	-		(647)	(800)

Total mortgage debt		3.86(2)	5.56%	$36,683	$37,212

Equity One's pro-rata share of unconsolidated debt	20%			$7,337	$7,442

(1)  The rate in effect on December 31, 2010.

(2)  Weighted average maturity in years.